                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported): April 16, 1997
                                                  --------------

                          Watson Pharmaceuticals, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Nevada                  0-20045              95-3872914
----------------------------      -----------        -------------------
(State or other jurisdiction      (Commission         (I.R.S. Employer
      of incorporation)           File number)       Identification No.)


311 Bonnie Circle
Corona, CA                                                 91720
----------------------------------------                 ----------
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  (909) 270-1400


          -----------------------------------------------------------
          Former name or former address, if changed since last report

ITEM 2.  Acquisition or Disposition of Assets.

On April 16, 1997, the stockholders of Royce Laboratories, Inc. ("Royce") voted to approve the Agreement and Plan of Merger (the "Merger Agreement") dated December 24, 1996, as amended effective as of March 4, 1997, by and among Watson Pharmaceuticals, Inc. (the "Registrant"), Dolphins Acquisition Corp., a wholly-owned subsidiary of the Registrant, and Royce, whereby Royce was merged with Dolphins Acquisition Corp. in exchange for shares of the Registrant's common stock (the "Merger"), with Royce being the surviving corporation in the Merger. Immediately after the Merger, Royce became a wholly-owned subsidiary of the Registrant.

Pursuant to the terms and conditions of the Merger Agreement, each share of common stock, par value $.005 per share, of Royce was converted into the right to receive approximately 0.19 of a share of common stock, par value $.0033 per share, of the Registrant (the "Registrant Common Stock"). An aggregate of approximately 2,588,061 shares of Registrant Common Stock was issued pursuant to the Merger. With the future exercise of all outstanding Royce warrants and options assumed in the Merger, an additional 386,502 shares of Registrant Common Stock may be issued pursuant to the Merger. No shares of any other class of stock of Royce were outstanding on the date of the Merger.

Additional information with respect to the Merger is set forth in Royce's Proxy Statement, dated March 13, 1997, which was contained in the Registrant's Registration Statement on Form S-4 (Registration No. 333-20029) filed with the Securities and Exchange Commission on March 13, 1997, which is incorporated herein by reference.

A copy of the joint press release of the Registrant and Royce, dated April 16, 1997, is attached hereto as Exhibit 99 and is hereby incorporated by reference.


ITEM 7.  Financial Statements and Exhibits.

                 (a)      Financial Statements of Business Acquired.

                          Consolidated Financial Statements of Royce
                          Laboratories, Inc. for the year ended December 31, 1996 and for each of the three years ended December 31, 1996, 1995 and 1994 (incorporated by reference to the Annual Report on Form 10-K of Royce Laboratories, Inc. for the fiscal year ended December 31, 1996, filed as of March 27, 1997)

                 (b)      Pro Forma Financial Information.

                          Unaudited Pro Forma Condensed Combined Financial Statements as of December 31, 1996 and for the year ended December 31, 1996.

                 (c)      Exhibits.

                 2 Agreement and Plan of Merger dated December 24, 1996, as amended effective March 4, 1997, by and among the Registrant, Dolphins Acquisition Corp. and Royce (incorporated herein by reference to Registrant's Current Report on Form 8-K dated January 9, 1997).

                 20 Proxy Statement/Prospectus of Royce dated March 13, 1997 (incorporated herein by reference to the Registrant's Registration Statement on Form S-4 (Registration No. 333-20029) filed with the Securities and Exchange Commission on March 13,
                          1997).

                 99 Joint Press Release of Watson Pharmaceuticals, Inc. and Royce Laboratories, Inc. relating to the consummation of the Merger.

                          WATSON PHARMACEUTICALS, INC.
                         INDEX TO FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Combined Financial Statements

Unaudited Pro Forma Condensed Combined Balance Sheet ........................F-2
Unaudited Pro Forma Condensed Combined Statement of Income ..................F-3
Notes to Unaudited Pro Forma Condensed Combined Financial Statements ........F-4





                              UNAUDITED PRO FORMA
                    CONDENSED COMBINED FINANCIAL STATEMENTS
                        WATSON PHARMACEUTICALS, INC. AND
                            ROYCE LABORATORIES, INC.


The following unaudited pro forma condensed combined financial statements are derived from and should be read in conjunction with the audited supplementary consolidated financial statements, including the notes thereto, of Watson that are contained in the Post-Effective Amendment No. 1 on Form S-3 to Form S-4 filed on April 11, 1997 and of Royce that are contained in Royce's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, which is incorporated by reference herein. The audited supplementary consolidated financial statements of Watson, referred to above, give retroactive effect to the merger of Watson with Oclassen Pharmaceuticals, Inc. which occurred on February 27, 1997. Royce's common stock has been de-registered under the Securities Exchange Act of 1934, and consequently, Royce will not file a Form 10-Q for the quarter ended March 31, 1997. The following unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the merger had been consummated as of January 1, 1996, nor is it necessarily indicative of future operating results or financial position.

                          WATSON PHARMACEUTICALS, INC.
                              UNAUDITED PRO FORMA
                        CONDENSED COMBINED BALANCE SHEET
                               DECEMBER 31, 1996
                                 (IN THOUSANDS)

                                                                                           PRO FORMA
                                                 WATSON        ROYCE       ADJUSTMENTS     COMBINED
                                               ---------     ---------     -----------     ---------
Cash and cash equivalents                      $ 153,625     $   4,596      $ (6,500)      $ 151,721
Marketable securities                             80,966                                      80,966
Accounts receivable, net                          29,636         3,209                        32,845
Royalty receivable                                 5,554                                       5,554
Inventories                                       27,143         5,286                        32,429
Deferred tax assets                                9,807                                       9,807
Other current assets                               5,689           692                         6,381
                                               ---------     ---------      --------       ---------
        Total current assets                     312,420        13,783                       319,703

Property and equipment, net                       74,918         3,511                        78,429
Investments in joint ventures and
  other long-term investments                     61,164                                      61,164
Other assets                                       6,995            63                         7,058
                                               ---------     ---------      --------       ---------
                                               $ 455,497     $  17,357      $ (6,500)      $ 466,354
                                               =========     =========      ========       =========
Accounts payable and accruals                  $  29,069     $   2,688                     $  31,757
Current portion of long-term debt                    673           352                         1,025
Income taxes payable                                 473                                         473
                                               ---------     ---------      --------       ---------
        Total current liabilities                 30,215         3,040                        33,255
Long-term debt                                     2,904           957                         3,861
Deferred tax liabilities                          12,226                                      12,226
Other liabilities                                      3                                           3
                                               ---------     ---------      --------       ---------
        Total liabilities                         45,348         3,997                        49,345
Minority interest                                    401                                         401
                                               ---------     ---------      --------       ---------
Common stock                                         133            67      $    (59)            141
Additional paid-in capital                       201,255        30,349            59         231,663
Retained earnings (deficit)                      201,898       (17,045)       (6,500)        178,353
Notes receivable - common stock                     (727)                                       (727)
Treasury stock, at cost                                            (11)                          (11)
Unrealized holding gain                            7,189                                       7,189
                                               ---------     ---------      --------       ---------
        Total stockholders' equity               409,748        13,360                       416,608
                                               ---------     ---------      --------       ---------
                                               $ 455,497     $  17,357      $ (6,500)      $ 466,354
                                               =========     =========      ========       =========

 See accompanying notes to the unaudited pro forma condensed combined financial statements.

                          WATSON PHARMACEUTICALS, INC.
                              UNAUDITED PRO FORMA
                     CONDENSED COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                   (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

                                                                                             PRO FORMA
                                                                   WATSON        ROYCE       COMBINED
                                                                  ---------     --------    ----------
Revenues:
     Product sales, net                                           $ 201,322     $ 22,317     $ 223,639
     Royalty income                                                  27,162                     27,162
                                                                  ---------     --------     ---------
                                        Total revenues              228,484       22,317       250,801
                                                                  ---------     --------     ---------

Operating expenses:
     Cost of revenues                                                86,861       15,060       101,921
     Research and development                                        21,180        1,715        22,895
     Selling, general and
        administrative                                               34,446        4,831        39,277
                                                                  ---------     --------     ---------
                              Total operating expenses              142,487       21,606       164,093
                                                                  ---------     --------     ---------

                                      Operating income               85,997          711        86,708
Other income:

     Equity in earnings of joint ventures                            17,909                     17,909
     Investment and other income                                      9,725          136         9,861
                                                                  ---------     --------     ---------
                                    Total other income               27,634          136        27,770
                                                                  ---------     --------     ---------

Income before provision for income taxes                            113,631          847       114,478

Provision for income taxes                                           35,875           41        35,916
                                                                  ---------     --------     ---------

                                            Net income            $  77,756     $    806     $  78,562
                                                                  =========     ========     =========

Net income available to common stockholders                       $  75,039     $    806     $  75,845
                                                                  =========     ========     =========


Per share data:
     Earnings per share - primary                                 $    1.94     $   0.06     $    1.84
                                                                  =========     ========     =========
     Earnings per share - fully diluted                           $    1.88                  $    1.78
                                                                  =========                  =========


Weighted average number of
   common and common equivalent
   shares outstanding - primary                                      38,657       13,900        41,242
                                                                  =========     ========     =========
                                  - fully diluted                    41,388                     44,040
                                                                  =========                  =========


 See accompanying notes to the unaudited pro forma condensed combined financial statements.

                          WATSON PHARMACEUTICALS, INC.
                          NOTES TO UNAUDITED PRO FORMA
                    CONDENSED COMBINED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

(1) Historical Presentation. The foregoing unaudited pro forma condensed combined financial statements are derived from and should be read in conjunction with the audited supplementary consolidated financial statements, including the notes thereto, of Watson and the audited consolidated financial statements of Royce for the year ended December 31, 1996. The audited supplementary consolidated financial statements of Watson, referred to above, give retroactive effect to the merger of Watson with Oclassen which occurred on February 27, 1997. The fiscal years of Watson and Royce end on December 31, and, as such, the unaudited pro forma condensed combined financial statements have been reported on such fiscal year bases. No adjustments have been made to the unaudited pro forma condensed combined financial statements for differences in the application of generally accepted accounting principles between Watson and Royce, as the impact of such adjustments would not be material. The unaudited pro forma condensed combined financial statements give effect to Watson's merger with Royce under the pooling of interests accounting method as if the merger had occurred on January 1, 1996.

Certain amounts in the supplementary and historical audited consolidated financial statements of Watson and Royce have been reclassified to conform with the unaudited pro forma condensed combined financial statement presentation.

No adjustments are necessary to eliminate intercompany transactions and balances in the unaudited pro forma condensed combined financial statements as there were no intercompany transactions or balances.

The pro forma statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have occurred if the merger had been consummated in accordance with the assumptions set forth in these notes, nor is it necessarily indicative of future operating results or financial position.

(2) Pro Forma Adjustments. The following pro forma adjustments were made to arrive at the pro forma combined financial statements:

(A) On April 16, 1997, the stockholders of Royce voted to approve the Agreement and Plan of Merger (the "Merger Agreement") dated December 24, 1996, as amended effective as of March 4, 1997, by and among Watson and Royce, whereby Royce became a wholly-owned subsidiary of Watson. Under the terms of the Merger Agreement, each share of common stock, par value $.005 per share, of Royce was converted into the right to receive approximately 0.19 of a share of common stock, par value $.0033 per share, of Watson ("Watson Common Stock"). Accordingly, these unaudited pro forma condensed combined financial statements reflect the issuance of approximately 2.6 million shares of Watson Common Stock pursuant to the merger.

(B) The unaudited pro forma condensed combined balance sheet at December 31, 1996 has been adjusted to reflect estimated nonrecurring merger costs of $6.5 million. The adjustment gives effect to these merger costs as if they had been paid on December 31, 1996. The estimated merger costs are expected to include costs associated with investment banking fees, legal, accounting, printing and other costs with respect to the merger. The estimated merger costs are expected to be charged to expense in the second quarter of 1997. These costs have been excluded from the unaudited pro forma condensed combined statement of income for the year ended December 31, 1996 due to their nonrecurring nature.

(C) As of April 16, 1997, the following Royce options and warrants were outstanding:


                                                                     Converted at
                                                   Immediately          Merger
                                                 Prior to Merger    Exchange Ratio
                                                 ---------------    --------------
1992 Stock Option Plan                                223,088           42,563
1995 Stock Option Plan                                247,635           47,246
Options granted outside of Company Plan               613,417          117,033
Warrants                                              941,666          179,660
                                                      -------          -------
                                                    2,025,806          386,502
                                                    =========          =======


Under the Merger Agreement, each of the options and warrants will become an option or warrant to purchase a number of whole shares of Watson Common Stock equal to the number of shares of Royce Common Stock into which such Royce option or warrant is exercisable immediately prior to the effective date of the merger multiplied by approximately 0.19 at an option or warrant exercise price determined by dividing the exercise price of such option or warrant immediately prior to the effective date of the merger by approximately 0.19.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 1, 1997              WATSON PHARMACEUTICALS, INC.


                                By:___________________________________________
                                   Name: Allen Chao, Ph.D
                                   Title: Chairman and Chief Executive Officer